UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8–K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2013

ROCHESTER MEDICAL CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number:  0–18933

Minnesota	41-1613227
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One Rochester Medical Drive, Stewartville, MN 55976
(Address of principal executive offices, including zip code)

(507) 533-9600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐  Pre-commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 8.01. Other Events.

On September 4, 2013, Rochester Medical Corporation (“Rochester Medical”) announced that it had entered into an Agreement and Plan of Merger, dated as of September 3, 2013, (the “Merger Agreement”) with C. R. Bard, Inc., a New Jersey corporation (“Bard”), and Starnorth Acquisition Corp., a Minnesota corporation and wholly owned subsidiary of Bard, pursuant to which Bard will acquire all of the outstanding shares of Rochester Medical for the consideration specified therein (the “Merger”).

This Form 8-K is being filed in connection with an agreement pertaining to certain litigation concerning, among other things, the Merger Agreement.

As previously described in the definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) by Rochester Medical on October 11, 2013 (the “Proxy Statement”), three separate putative class actions challenging the Merger were filed in the Olmsted County District Court, Third Judicial District, State of Minnesota (the “Court”). A fourth putative class action challenging the Merger has also been filed. On November 1, 2013 the Court consolidated all four lawsuits.  The consolidated action is captioned In re Rochester Medical Corp. Shareholder Litigation, Case No. 55-CV-13-6107 (the “Litigation”).

On November 4, 2013, after extensive negotiations, Rochester Medical and the other defendants reached an agreement in principle with the plaintiffs regarding settlement of the Litigation. In connection with the settlement contemplated by that agreement in principle, the Litigation and all claims asserted therein will be dismissed with prejudice. Rochester Medical believes that no further disclosure is required to supplement the Proxy Statement under applicable laws and Rochester Medical, Bard and the other defendants to the class action continue to deny that the process by which the proposed transaction was negotiated or is being executed was or is insufficient in any way and that any defendant acted improperly; however, to avoid the risk that the putative stockholder class actions may delay or otherwise adversely affect the consummation of the transactions and to minimize the expense of defending such action, Rochester Medical has agreed, pursuant to the terms of the proposed settlement, to make certain supplemental disclosures related to the proposed transaction, all of which are set forth below. The agreement in principle contemplates that the parties will enter into a stipulation of settlement, which will be subject to customary conditions, including completion of the merger and court approval following notice to Rochester Medical’s shareholders, and for the conditional certification of a class pursuant to Minnesota Rule of Civil Procedure 23.01(a) and (b), for settlement purposes only, that includes all common shareholders of Rochester Medical from September 3, 2013 through and including the date of the close of the Merger, including any and all of their respective successors in interest, predecessors, representatives, trustees, executors, administrators, heirs, assigns or transferees, immediate and remote, and any person or entity acting for or on behalf of, or claiming under, any of them, and each of them, and the release of all asserted claims. There can be no assurance that the parties will ultimately enter into a stipulation of settlement, that the Court will approve any proposed settlement, or that any eventual settlement will be under the same terms as those contemplated by the agreement in principle. In such event, the proposed settlement as contemplated by the memorandum of understanding may be terminated. By entering into the proposed settlement, Rochester Medical, Bard and the other defendants are in no way acknowledging that the allegations contained in the Litigation have merit, and the defendants deny any liability.

In the event that the parties enter into a stipulation of settlement, a hearing will be scheduled at which the Court will consider the fairness, reasonableness, and adequacy of the settlement. If the settlement is finally approved by the Court, it will resolve and release all claims in all actions that were or could have been brought challenging any aspect of the proposed Merger, the Merger Agreement and the transactions contemplated thereby, and any disclosure made in connection therewith (but excluding claims for appraisal under Sections 471 and 473 of the Minnesota Business Corporation Act), among other claims, pursuant to terms that will be disclosed to shareholders prior to final approval of the settlement. In addition, in connection with the settlement, the parties contemplate that plaintiffs’ counsel will file a petition in the Court for an award of attorneys’ fees and expenses to be paid by Rochester Medical, its successor, or its insurer. If the proposed settlement and plaintiffs’ counsel’s fee petition are approved by the court, the defendants will not oppose this petition provided it is equal to or less than $485,000, and

Rochester Medical, its successor, or its insurer will pay or cause to be paid any attorneys’ fees and expenses awarded by the Court.

SUPPLEMENT TO PROXY STATEMENT

In connection with the Litigation described above, Rochester Medical has agreed to make these supplemental disclosures to the Proxy Statement.  This supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety. Page references in the below disclosures are to the Proxy Statement, and defined terms used but not defined herein have the meanings set forth in the Proxy Statement.

*    *    *

Financial Projections Rochester Medical Provided to Piper Jaffray

The following disclosure replaces the Revenue Growth and Gross Margin projections on page 33 and 34 of the Proxy Statement:

	FY2016	FY2017		FY2018
Revenue Growth	19%	18	%*	17%
Gross Margin	52%	52%		52%

* This figure does not change from the Proxy Statement and is included only in the interests of clarity and completeness.

Piper Jaffray’s Financial Analysis

The following disclosure supplements the discussion on pages 35 through 39 of the Proxy Statement concerning the multiples applied and observed by Piper Jaffray relating to its selected mergers and acquisitions transaction analysis in rendering its opinion as to the fairness, from a financial point of view, of the consideration to be received by the holders of our common stock in the merger.

Selected Public Companies Analysis

Piper Jaffray reviewed selected historical financial data of Rochester Medical for the two fiscal years ended September 30, 2012 and three quarters ended June 30, 2013, and estimated financial data of Rochester Medical that were prepared by Rochester Medical’s management as its internal financial projections for the quarter ended September 30, 2013 and the five fiscal years ending September 30, 2018, and compared them to corresponding historical financial data, and consensus Wall Street research forecasts, where applicable, for public companies in the medical device industry, which Piper Jaffray believed were comparable to Rochester Medical’s financial profile. Piper Jaffray selected companies based on information obtained by searching SEC filings, public company disclosures, press releases, industry and popular press reports, databases, professional judgment and other sources.  Specifically, Piper Jaffray selected publicly traded medical technology companies and applied the resultant valuation multiples to Rochester Medical’s financial metrics in order to determine an implied valuation range.  The selections were based on the following criteria:

•       Selected public medical technology companies (based on SIC codes and professional judgment);

•      Revenue growth between 5% - 25% in CY 2013 and CY 2014;

•       LTM revenue between $20 million and $300 million; and

•       LTM gross margin less than 70%.

Selected Public Comps — Financial Profile

	Market Cap	Enterprise Value	Price %	Revenue	Gross Margin	Revenue Growth		EV / Revenue						EV / LTM Gross Profit		EV / EBITDA(1)
($ in millions)	8/30/2013	8/30/2013	52 Wk High	LTM	LTM	2013	2014	LTM		2013		2014		LTM		LTM		2013		2014

CryoLife Inc.	$173	$161	78%	$135	65%	7%	9%	1.2	x	1.1	x	1.0	x	1.9	x	7.3	x	NA		NA
Exactech Inc.	$260	$300	86%	$230	69%	6%	6%	1.3	x	1.3	x	1.2	x	1.9	x	7.7	x	6.9	x	6.6	x
Insulet Corporation	$1,867	$1,840	96%	$230	44%	17%	19%	8.0	x	7.4	x	6.2	x	18.1	x	NM		NM		NM
IRIDEX Corporation	$57	$45	92%	$35	48%	11%	7%	1.3	x	1.2	x	1.1	x	2.7	x	NM		NA		NA
MAKO Surgical Corp.	$709	$649	76%	$112	64%	21%	23%	5.8	x	5.2	x	4.2	x	9.0	x	NM		NM		NM
Nxstage Medical, Inc.	$766	$672	84%	$253	39%	10%	12%	2.7	x	2.5	x	2.3	x	6.8	x	NM		NM		NM
STAAR Surgical Company	$506	$492	98%	$68	69%	9%	11%	7.2	x	7.0	x	6.2	x	10.4	x	NM		NA		NA
Stereotaxis Inc.	$31	$54	32%	$42	70%	6%	14%	1.3	x	1.1	x	1.0	x	1.8	x	NM		NA		NA
Vascular Solutions Inc.	$274	$255	91%	$103	67%	10%	9%	2.5	x	2.3	x	2.1	x	3.7	x	13.2	x	11.5	x	9.8	x

Maximum	$1,867	$1,840	98%	$253	70%	21%	23%	8.0	x	7.4	x	6.2	x	18.1	x	13.2	x	11.5	x	9.8	x
75th Percentile	$709	$649	92%	$230	69%	11%	14%	5.8	x	5.2	x	4.2	x	9.0	x	10.4	x	10.4	x	9.0	x
Mean	$516	$496	82%	$134	60%	11%	12%	3.5	x	3.2	x	2.8	x	6.2	x	9.4	x	9.2	x	8.2	x
Median	$274	$300	86%	$112	65%	10%	11%	2.5	x	2.3	x	2.1	x	3.7	x	7.7	x	9.2	x	8.2	x
25th Percentile	$173	$161	78%	$68	48%	7%	9%	1.3	x	1.2	x	1.1	x	1.9	x	7.5	x	8.1	x	7.4	x
Minimum	$31	$45	32%	$35	39%	6%	6%	1.2	x	1.1	x	1.0	x	1.8	x	7.3	x	6.9	x	6.6	x

Rochester Medical as of 08/30/13	$167	$141	83%	$68	50%	11%	19%	2.1	x	2.0	x	1.6	x	4.2	x	13.9	x	9.3	x	6.3	x

Rochester Medical at $20.00	$262	$236	83%	$68	50%	11%	19%	3.5	x	3.3	x	2.8	x	7.0	x	23.3	x	15.5	x	10.6	x

Selected M&A Transactions Analysis — Financial Profile

Piper Jaffray reviewed merger and acquisition (“M&A”) transactions involving target companies in the medical device industry and which Piper Jaffray believed were comparable to Rochester Medical’s financial profile.  Piper Jaffray selected these transactions based on information obtained by searching SEC filings, public company disclosures, press releases, industry and popular press reports, databases, professional judgment and other sources.  Specifically, Piper Jaffray selected public and private medical technology companies acquired in a merger or acquisition transaction and analyzed the transaction valuation multiples at the announcement date. These valuation multiples were applied to Rochester Medical’s financial metrics in order to determine an implied valuation range.  The selections were based on the following criteria:

•       Selected transactions where target is a medical technology company based on SIC codes and professional judgment;

•       FTM revenue growth between 5% - 25%;

•       LTM revenue between $20 million and $300 million;

•       LTM gross margin less than 70%; and

•       Transactions announced since January 1, 2006.

Selected M&A Transactions — Financial Profile

$ in millions

Date Announced	Target	Aquiror	Target Business Description	Enterprise Value	LTM Revenue	LTM Gross Margin	Revenue Growth FTM	FTM Revenue	EV/LTM Revenue		EV/FTM Revenue		EV/LTM Gross Profit		EV/LTM EBITDA(1)		EV/FTM EBITDA (1)
3/18/2013	Palomar	Cynosure	Dermatology lasers	$188	$81	53%	8%	$87	2.3	x	2.2	x	4.4	x	NM		29.4	x
5/3/2012	Kensey Nash	Royal DSM	Regenerative medicine	$349	$84	63%	15%	$100	4.2	x	3.5	x	6.6	x	11.0	x	9.7	x
12/12/2011	Codman & Shurtleff (Surgical Bus.)	Symmetry Medical	Surgical instruments	$165	$60	60%	5%	$63	2.8	x	2.6	x	4.6	x	NA		NA
3/17/2011	Celera Corporation	Quest Diagnostics	Lab testing/diagnostics	$330	$128	64%	7%	$137	2.6	x	2.4	x	4.0	x	NM		NA
3/4/2011	TomoTherapy	Accuray	Cancer radiation therapy	$161	$195	24%	15%	$225	0.8	x	0.7	x	3.4	x	NM		NM
8/17/2010	Osteotech, Inc.	Medtronic	Orthopedic biologics	$125	$96	50%	6%	$102	1.3	x	1.2	x	2.6	x	20.2	x	13.5	x
4/29/2010	ATS Medical	Medtronic	Heart valves and other cardiac devices	$348	$76	64%	8%	$82	4.6	x	4.2	x	7.1	x	NM		NA
11/30/2009	Ascent Healthcare Solutions	Stryker Corp	Medical device reprocessing	$525	$115	45%	15%	$132	4.6	x	4.0	x	10.1	x	NA		NA
9/16/2008	Datascope	Getinge	Cardiac assist and intervascular	$590	$231	65%	8%	$249	2.6	x	2.4	x	3.9	x	10.4	x	10.0	x
1/15/2008	Lifecore Biomedical	Warburg Pincus	Hyaluronic dental implants	$204	$70	63%	10%	$77	2.9	x	2.6	x	4.6	x	13.8	x	10.6	x
11/13/2007	Tutogen Medical	Regeneration Technologies	Biologics implants	$261	$57	57%	9%	$63	4.5	x	4.2	x	7.9	x	NM		NA
8/7/2007	Microtek Medical Holdings	Ecolab	Infection control	$270	$148	41%	13%	$166	1.8	x	1.6	x	4.5	x	18.9	x	14.5	x
6/4/2007	Cholestech	Inverness Medical Innovations	Heart disease and inflammatory diagnostics	$296	$70	67%	13%	$79	4.3	x	3.8	x	6.4	x	17.0	x	16.0	x
6/4/2007	Medisystems	NxStage Medical	Dialysis products	$79	$66	23%	6%	$69	1.2	x	1.1	x	5.2	x	NA		NA
1/12/2007	ZEVEX International	Moog	Ultrasonic sensors	$83	$42	35%	17%	$49	2.0	x	1.7	x	5.7	x	22.6	x	16.0	x
11/28/2006	RITA Medical	AngioDynamics	Oncology ablation and vascular access	$224	$50	60%	14%	$57	4.4	x	3.9	x	7.4	x	NM		NM
10/10/2006	Vision Systems Ltd.	Danaher	Anatomic pathological products	$367	$85	44%	20%	$102	4.3	x	3.6	x	9.8	x	NM		NM
8/14/2006	Tripath Imaging	Becton Dickinson	Cancer diagnostics	$343	$94	69%	21%	$113	3.7	x	3.0	x	5.3	x	27.1	x	19.1	x
6/5/2006	Laserscope	American Medical Systems	Benign prostatic hyperplasia treatment	$683	$131	60%	8%	$141	5.2	x	4.8	x	8.7	x	27.8	x	NA

Background to the Merger

The following disclosure supplements the discussion on pages 15 and 16 of the Proxy Statement concerning the Board’s decision to retain Piper Jaffray and the parties contacted by Piper Jaffray regarding a strategic transaction with Rochester Medical.

•                  Rochester Medical’s Board considered and discussed, but did not interview, investment bankers other than Piper Jaffray.  The Board decided to retain Piper Jaffray as the Company’s financial adviser for consideration of a possible strategic transaction in light of Piper Jaffray’s existing knowledge of the Company’s business (based on Piper’s advice to the Company regarding the potential sale of the Foley Catheter product line in 2012), experience advising similar companies in similar transactions, and familiarity with the medical device business.

•                  Rochester Medical did not conduct a market check of financial buyers because, based on its knowledge of the industry and the advice of Piper Jaffray, the Board determined that financial buyers would not be likely to offer as high a price as strategic buyers.

The following disclosure supplements the discussion on pages 15 and 16 of the Proxy Statement concerning any relationships between Piper Jaffray, on the one hand, and Rochester Medical, on the other hand.

•                  Other than Piper Jaffray’s work on the proposed Merger and the contemplated sale of the Foley Catheter business, Rochester Medical has not received any services from Piper Jaffray in the last five years.

•                  Rochester Medical is informed that over the past 5 years, Piper Jaffray has not received any compensation in connection with services provided to Bard. However, from time to time, Piper Jaffray has made customary M&A and investment banking presentations, and has provided Bard with M&A precedent transaction comparables as part of its solicitation efforts.

•                  Piper Jaffray provided services to Rochester Medical in the Company’s attempt to sell the Foley Catheter business.  If a suitable buyer had been identified, and if a sale had occurred, Piper Jaffray would have been compensated for its work.  Since no sale occurred, Piper Jaffray was not compensated.  However, Rochester Medical understands that Piper Jaffray may have provided its services on those terms with the expectation that, even if there was no sale of the Foley Catheter business, Piper Jaffray would be well positioned, in terms of knowledge of Rochester Medical’s business, to act as a financial adviser in the future.

Financial Data Provided to Piper Jaffray

The following disclosure supplements the discussion on page 35 of the Proxy Statement concerning the financial data provided by Rochester Medical to Piper Jaffray.

The financial information Rochester Medical provided to Piper Jaffray included the following projections:

	FY2014	FY2015	FY2016	FY2017	FY2018
Change in Working Capital*	$(4,039,835)	$(4,955,181)	$(5,893,362)	$(6,938,654)	$(8,109,963)

*Represents change in Receivables, Inventory, Payables and Other Net Operating Assets in the Statement of Cash Flows

	FY2014	FY2015	FY2016	FY2017	FY2018
Beginning Cash Balance	13,674,845	30,036,402	46,010,392	53,198,175	81,535,102
Ending Cash Balance	30,036,402	46,010,392	53,198,175	81,535,102	116,766,792
Capital Expenditures	1,000,000	1,000,000	16,000,000	1,000,000	1,000,000

*    *    *

Rochester Medical is making the following supplemental disclosures to the Proxy Statement, which are unconnected to the disclosures it agreed to make in connection with the settlement of the litigation.  This supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety. Page references in the below disclosures are to the Proxy Statement, and defined terms used but not defined herein have the meanings set forth in the Proxy Statement.

*    *    *

Restricted Stock of Independent Directors

The following disclosure supplements the table on page 47 of the Proxy Statement listing the shares of Restricted Stock held by the Directors of Rochester Medical.

Directors:	Restricted Stock (#)	Resulting Consideration to be Paid at Completion of Merger ($)
Darnell L. Boehm	10,642	212,840
Peter H. Shepard	18,642	372,840
Richard W. Kramp	12,281	245,620

Security Ownership of Certain Beneficial Owners and Management

The following disclosure amends and supplements the table on page 76 of the Proxy Statement listing the shares of Rochester Medical that are beneficially owned by Executive Officers and Directors.

Executive Officers and Directors:	Number of Shares Beneficially Owned		Percentage Ownership
Robert M. Anglin	87,604	(2)(14)	*	%

All directors and executive officers as a group (10 persons)	2,663,194	(15)	21.5%

(14)                          Includes 77,004 shares that may be acquired within 60 days of October 8, 2013.

(15)                          Bard may be deemed to have beneficial ownership of 1,386,825 shares of Common Stock as a result of the irrevocable proxy granted by the holders of such shares to Bard in the voting agreement. Neither the filing of this proxy statement nor any of its contents shall be deemed to constitute an admission by Bard that it is the beneficial owner of any Common Stock for purposes of Section 13(d) of the Exchange Act, or for any other purpose, and such beneficial ownership is expressly disclaimed.

Additional Information about the Proposed Transaction and Where You Can Find It

Rochester Medical has filed with the Securities and Exchange Commission (the “SEC”) a Definitive Proxy Statement and other relevant materials in connection with the proposed acquisition of the Rochester Medical by Bard. The definitive Proxy Statement has been mailed to Rochester Medical shareholders. The Proxy Statement contains important information about the Merger and related matters. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY. Investors and shareholders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by Rochester Medical through the web site maintained by the SEC at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the Proxy Statement from Rochester Medical by contacting investor relations by telephone at +1 (507) 533-9600, by mail at Rochester Medical Corporation, One Rochester Medical Drive, Stewartville, MN, 55976, Attn: Investor Relations, or by going to Rochester Medical’s Investor Relations page on its corporate website at http://www.rocm.com

Forward-Looking Statements

The inclusion of certain financial projections in this document should not be regarded as an indication that Rochester Medical or its affiliates or representatives (including their advisors) consider the financial projections to be necessarily material or predictive of actual future events, and the financial projections should not be relied upon as such. Rochester Medical makes no representation to any person regarding the financial projections by virtue of their inclusion in this document, and does not intend to update or otherwise revise the financial projections to reflect circumstances existing after the date when made or to reflect the occurrence of subsequent or future events, even in the event that any or all of the assumptions underlying the financial projections are shown to be in error. In this regard, holders of shares of our Common Stock are cautioned not to place undue reliance on these financial projections.

Information Regarding Participants

Rochester Medical and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Rochester Medical in connection with the Merger. Information regarding the interests of these directors and executive officers in the transaction described herein is set forth in the Definitive Proxy Statement filed with the SEC. Additional information regarding these directors and executive officers is also included in Rochester Medical’s Proxy Statement for its 2013 Annual Meeting of Shareholders, which was filed with the SEC on December 28, 2012. This document is available free of charge at the SEC’s web site at www.sec.gov, and from Rochester Medical by contacting investor relations by telephone at +1 (507) 533-9600, by mail at Rochester Medical Corporation, One Rochester Medical Drive, Stewartville, MN, 55976, Attn: Investor Relations, or by going to Rochester Medical’s Investor Relations page on its corporate website at http://www.rocm.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCHESTER MEDICAL CORPORATION

By:	/s/ David A. Jonas
David A. Jonas
Chief Financial Officer

Date: November 4, 2013